Exhibit 32(a)

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Nikolai D. Klinchev , Chief Executive Officer of Chaparral Resources, Inc. (the "company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 ("Quarterly Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934;

     and

     2. All of the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the company.



Date: May 14, 2004                             /s/ Nikolai D. Klinchev
                                               --------------------------------
                                                   Nikolai D. Klinchev
                                                   Chief Executive Officer